SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications  pursuant to Rule 425 under the Securities Act

☐               Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐               Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 8.01.       OTHER EVENTS.

On June 12, 2006 and June 13, 2006, Monster Worldwide, Inc. issued press releases relating to its stock option grants. Copies of the press releases are filed herewith as Exhibits 99.1, 99.2 and 99.3.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1	Press Release issued on June 12, 2006, by Monster Worldwide, Inc.

99.2	Press Release issued on June 12, 2006, by Monster Worldwide, Inc.

99.3	Press Release issued on June 13, 2006, by Monster Worldwide, Inc.

(All other items on this report are inapplicable.)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/Charles Baker
Charles Baker
Chief Financial Officer
Dated: June 16, 2006